                                                                    Exhibit 99.3
--------------------------------------------------------------------------------
                                                    Monthly Operating Report

  ----------------------------------------
  CASE NAME: Kitty Hawk Charters, Inc.            ACCRUAL BASIS
  ----------------------------------------

  ----------------------------------------
  CASE NUMBER: 400-42143-BJH                        02/13/95, RWD, 2/96
  ----------------------------------------

  ----------------------------------------
  JUDGE: Barbara J. Houser
  ----------------------------------------

                        UNITED STATES BANKRUPTCY COURT

                          NORTHERN DISTRICT OF TEXAS

                                SIXTH DIVISION

                           MONTHLY OPERATING REPORT

                          MONTH ENDING: JULY 31, 2001


  IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED
  STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I
  HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT
  (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE
  ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY
  KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND
  COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN
  RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH
  PREPARER HAS ANY KNOWLEDGE.


  RESPONSIBLE PARTY:

  /s/ Drew Keith                                     Chief Financial Officer
  ---------------------------------------      ---------------------------------
  ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                     TITLE

  Drew Keith                                                8/20/2001
  ----------------------------------------     ---------------------------------
  PRINTED NAME OF RESPONSIBLE PARTY                           DATE

  PREPARER:

  /s/ Jessica L. Wilson                             Chief Accounting Officer
  ----------------------------------------     ---------------------------------
  ORIGINAL SIGNATURE OF PREPARER                              TITLE

  Jessica L. Wilson                                          8/20/2001
  ----------------------------------------     ---------------------------------
  PRINTED NAME OF PREPARER                                    DATE


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

  --------------------------------------------
  CASE NAME:  Kitty Hawk Charters, Inc.                     ACCRUAL BASIS-1
  --------------------------------------------

  --------------------------------------------
  CASE NUMBER: 400-42143-BJH                            02/13/95, RWD, 2/96
  --------------------------------------------

  --------------------------------------------
  COMPARATIVE BALANCE SHEET
  --------------------------------------------------------------------------------------------------------------
                                                                         MONTH          MONTH            MONTH
                                                     SCHEDULE    -----------------------------------------------
  ASSETS                                              AMOUNT           July 2001
  --------------------------------------------------------------------------------------------------------------
  1.      UNRESTRICTED CASH                    $     15,476        $     48,442      $       0       $        0
  --------------------------------------------------------------------------------------------------------------
  2.      RESTRICTED CASH                                                            $       0       $        0
  --------------------------------------------------------------------------------------------------------------
  3.      TOTAL CASH                           $     15,476        $     48,442      $       0       $        0
  --------------------------------------------------------------------------------------------------------------
  4.      ACCOUNTS RECEIVABLE (NET)            $ 13,356,789        $  2,863,311      $       0       $        0
  --------------------------------------------------------------------------------------------------------------
  5.      INVENTORY                                                $  4,485,303      $       0       $        0
  --------------------------------------------------------------------------------------------------------------
  6.      NOTES RECEIVABLE                                         $          0      $       0       $        0
  --------------------------------------------------------------------------------------------------------------
  7.      PREPAID EXPENSES                                         $    123,241      $       0       $        0
  --------------------------------------------------------------------------------------------------------------
  8.      OTHER (ATTACH LIST)                  $ 37,290,970        $ 50,368,094      $       0       $        0
  --------------------------------------------------------------------------------------------------------------
  9.      TOTAL CURRENT ASSETS                 $ 50,663,235        $ 57,888,391      $       0       $        0
  --------------------------------------------------------------------------------------------------------------
  10.     PROPERTY, PLANT & EQUIPMENT          $ 17,083,867        $ 16,872,862      $       0       $        0
  --------------------------------------------------------------------------------------------------------------
  11.     LESS: ACCUMULATED
          DEPRECIATION / DEPLETION                                 $  8,342,086      $       0       $        0
  --------------------------------------------------------------------------------------------------------------
  12.     NET PROPERTY, PLANT  &
          EQUIPMENT                            $ 17,083,867        $  8,530,776      $       0       $        0
  --------------------------------------------------------------------------------------------------------------
  13.     DUE FROM INSIDERS                                        $          0      $       0       $        0
  --------------------------------------------------------------------------------------------------------------
  14.     OTHER ASSETS - NET OF
          AMORTIZATION (ATTACH LIST)                               $          0      $       0       $        0
  --------------------------------------------------------------------------------------------------------------
  15.     OTHER (ATTACH LIST)
  --------------------------------------------------------------------------------------------------------------
  16.     TOTAL ASSETS                         $ 67,747,102        $ 66,419,167      $       0       $        0
  --------------------------------------------------------------------------------------------------------------
  POSTPETITION LIABILITIES
  --------------------------------------------------------------------------------------------------------------
  17.     ACCOUNTS PAYABLE                                         $    369,766      $       0       $        0
  --------------------------------------------------------------------------------------------------------------
  18.     TAXES PAYABLE                                               ($888,265)     $       0       $        0
  --------------------------------------------------------------------------------------------------------------
  19.     NOTES PAYABLE                                            $          0      $       0       $        0
  --------------------------------------------------------------------------------------------------------------
  20.     PROFESSIONAL FEES                                        $          0      $       0       $        0
  --------------------------------------------------------------------------------------------------------------
  21.     SECURED DEBT                                             $          0      $       0       $        0
  --------------------------------------------------------------------------------------------------------------
  22.     OTHER (ATTACH LIST)                                      $  1,069,613      $       0       $        0
  --------------------------------------------------------------------------------------------------------------
  23.     TOTAL POSTPETITION
          LIABILITIES                                              $    551,114      $       0       $        0
  --------------------------------------------------------------------------------------------------------------
  PREPETITION LIABILITIES
  --------------------------------------------------------------------------------------------------------------
  24.     SECURED DEBT                         $    152,776        $          0      $       0       $        0
  --------------------------------------------------------------------------------------------------------------
  25.     PRIORITY DEBT                        $    380,384        $          0      $       0       $        0
  --------------------------------------------------------------------------------------------------------------
  26.     UNSECURED DEBT                       $ 10,596,326        $ 18,168,823      $       0       $        0
  --------------------------------------------------------------------------------------------------------------
  27.     OTHER (ATTACH LIST)                                      $          0      $       0       $        0
  --------------------------------------------------------------------------------------------------------------
  28.     TOTAL PREPETITION LIABILITIES        $ 11,129,486        $ 18,168,823      $       0       $        0
  --------------------------------------------------------------------------------------------------------------
  29.     TOTAL LIABILITIES                    $ 11,129,486        $ 18,719,937      $       0       $        0
  --------------------------------------------------------------------------------------------------------------
  EQUITY
  --------------------------------------------------------------------------------------------------------------
  30.     PREPETITION OWNERS' EQUITY                               $ 49,811,125      $       0       $        0
  --------------------------------------------------------------------------------------------------------------
  31.     POSTPETITION CUMULATIVE
          PROFIT OR (LOSS)                                          ($2,111,895)     $       0       $        0
  --------------------------------------------------------------------------------------------------------------
  32.     DIRECT CHARGES TO EQUITY
          (ATTACH EXPLANATION)
  --------------------------------------------------------------------------------------------------------------
  33.     TOTAL EQUITY                         $          0        $ 47,699,230      $       0       $        0
  --------------------------------------------------------------------------------------------------------------
  34.     TOTAL LIABILITIES &
          OWNERS' EQUITY                       $ 11,129,486        $ 66,419,167      $       0       $        0
  --------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

================================================================================
                                                       Monthly Operating Report

   -----------------------------------------
   CASE NAME: Kitty Hawk Charters, Inc.         ACCRUAL BASIS-2
   -----------------------------------------

   -----------------------------------------
   CASE NUMBER: 400-42143-BJH                          02/13/95, RWD, 2/96
   -----------------------------------------

        --------------------------------------------------
        INCOME STATEMENT
        --------------------------------------------------------------------------------------------------------------------------
                                                                       MONTH            MONTH          MONTH           QUARTER
                                                                  --------------------------------------------------
        REVENUES                                                     July 2001                                          TOTAL
        --------------------------------------------------------------------------------------------------------------------------
        1.     GROSS REVENUES                                      $1,001,896            $ 0            $ 0            $1,001,896
        --------------------------------------------------------------------------------------------------------------------------
        2.     LESS: RETURNS & DISCOUNTS                           $        0            $ 0            $ 0            $        0
        --------------------------------------------------------------------------------------------------------------------------
        3.     NET REVENUE                                         $1,001,896            $ 0            $ 0            $1,001,896
        --------------------------------------------------------------------------------------------------------------------------
        COST OF GOODS SOLD
        --------------------------------------------------------------------------------------------------------------------------
        4.     MATERIAL                                            $        0            $ 0            $ 0            $        0
        --------------------------------------------------------------------------------------------------------------------------
        5.     DIRECT LABOR                                        $        0            $ 0            $ 0            $        0
        --------------------------------------------------------------------------------------------------------------------------
        6.     DIRECT OVERHEAD                                     $        0            $ 0            $ 0            $        0
        --------------------------------------------------------------------------------------------------------------------------
        7.     TOTAL COST OF GOODS SOLD                            $        0            $ 0            $ 0            $        0
        --------------------------------------------------------------------------------------------------------------------------
        8.     GROSS PROFIT                                        $1,001,896            $ 0            $ 0            $1,001,896
        --------------------------------------------------------------------------------------------------------------------------
        OPERATING EXPENSES
        --------------------------------------------------------------------------------------------------------------------------
        9.     OFFICER/INSIDER COMPENSATION                        $   10,000            $ 0            $ 0            $   10,000
        --------------------------------------------------------------------------------------------------------------------------
        10.    SELLING & MARKETING                                 $        0            $ 0            $ 0            $        0
        --------------------------------------------------------------------------------------------------------------------------
        11.    GENERAL & ADMINISTRATIVE                            $   64,344            $ 0            $ 0            $   64,344
        --------------------------------------------------------------------------------------------------------------------------
        12.    RENT & LEASE                                        $        0            $ 0            $ 0            $        0
        --------------------------------------------------------------------------------------------------------------------------
        13.    OTHER (ATTACH LIST)                                 $  777,567            $ 0            $ 0            $  777,567
        --------------------------------------------------------------------------------------------------------------------------
        14.    TOTAL OPERATING EXPENSES                            $  851,911            $ 0            $ 0            $  851,911
        --------------------------------------------------------------------------------------------------------------------------
        15.    INCOME BEFORE NON-OPERATING
               INCOME & EXPENSE                                    $  149,985            $ 0            $ 0            $  149,985
        --------------------------------------------------------------------------------------------------------------------------
        OTHER INCOME & EXPENSES
        --------------------------------------------------------------------------------------------------------------------------
        16.    NON-OPERATING INCOME (ATT. LIST)                    $        0            $ 0            $ 0            $        0
        --------------------------------------------------------------------------------------------------------------------------
        17.    NON-OPERATING EXPENSE (ATT. LIST)                   $        0            $ 0            $ 0            $        0
        --------------------------------------------------------------------------------------------------------------------------
        18.    INTEREST EXPENSE                                    $       92            $ 0            $ 0            $       92
        --------------------------------------------------------------------------------------------------------------------------
        19.    DEPRECIATION/DEPLETION                              $  171,696            $ 0            $ 0            $  171,696
        --------------------------------------------------------------------------------------------------------------------------
        20.    AMORTIZATION                                        $        0            $ 0            $ 0            $        0
        --------------------------------------------------------------------------------------------------------------------------
        21.    OTHER (ATTACH LIST)                                  ($300,055)           $ 0            $ 0             ($300,055)
        --------------------------------------------------------------------------------------------------------------------------
        22.    NET OTHER INCOME & EXPENSES                          ($128,267)           $ 0            $ 0             ($128,267)
        --------------------------------------------------------------------------------------------------------------------------
        REORGANIZATION EXPENSES
        --------------------------------------------------------------------------------------------------------------------------
        23.    PROFESSIONAL FEES                                   $      371            $ 0            $ 0            $      371
        --------------------------------------------------------------------------------------------------------------------------
        24.    U.S. TRUSTEE FEES                                   $        0            $ 0            $ 0            $        0
        --------------------------------------------------------------------------------------------------------------------------
        25.    OTHER (ATTACH LIST)                                 $        0            $ 0            $ 0            $        0
        --------------------------------------------------------------------------------------------------------------------------
        26.    TOTAL REORGANIZATION EXPENSES                       $      371            $ 0            $ 0            $      371
        --------------------------------------------------------------------------------------------------------------------------
        27.    INCOME TAX                                          $  120,011            $ 0            $ 0            $  120,011
        --------------------------------------------------------------------------------------------------------------------------
        28.    NET PROFIT (LOSS)                                   $  157,870            $ 0            $ 0            $  157,870
        --------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

================================================================================
                                                       Monthly Operating Report

   -----------------------------------------
   CASE NAME: Kitty Hawk Charters, Inc.         ACCRUAL BASIS-2
   -----------------------------------------

   -----------------------------------------
   CASE NUMBER: 400-42143-BJH                          02/13/95, RWD, 2/96
   -----------------------------------------

        --------------------------------------------------------------------------------------------------------------------------
        CASH RECEIPTS AND                                          MONTH                MONTH        MONTH           QUARTER
                                                              ---------------------------------------------------
        DISBURSEMENTS                                            July 2001                                            TOTAL
        --------------------------------------------------------------------------------------------------------------------------
        1.     CASH - BEGINNING OF MONTH                          $  100,977             $ 0          $ 0             $  100,977
        -------------------------------------------------------------------------------------------------------------------------
        RECEIPTS FROM OPERATIONS
        -------------------------------------------------------------------------------------------------------------------------
        2.     CASH SALES                                         $        0             $ 0          $ 0             $        0
        -------------------------------------------------------------------------------------------------------------------------
        COLLECTION OF ACCOUNTS RECEIVABLE
        -------------------------------------------------------------------------------------------------------------------------
        3.     PREPETITION                                        $        0             $ 0          $ 0             $        0
        -------------------------------------------------------------------------------------------------------------------------
        4.     POSTPETITION                                       $1,841,503             $ 0          $ 0             $1,841,503
        -------------------------------------------------------------------------------------------------------------------------
        5.     TOTAL OPERATING RECEIPTS                           $1,841,503             $ 0          $ 0             $1,841,503
        -------------------------------------------------------------------------------------------------------------------------
        NON - OPERATING RECEIPTS
        -------------------------------------------------------------------------------------------------------------------------
        6.     LOANS & ADVANCES (ATTACH  LIST)                    $        0             $ 0          $ 0             $        0
        -------------------------------------------------------------------------------------------------------------------------
        7.     SALE OF ASSETS                                     $        0             $ 0          $ 0             $        0
        -------------------------------------------------------------------------------------------------------------------------
        8.     OTHER (ATTACH LIST)                               ($1,894,038)            $ 0          $ 0            ($1,894,038)
        -------------------------------------------------------------------------------------------------------------------------
        9.     TOTAL NON-OPERATING RECEIPTS                      ($1,894,038)            $ 0          $ 0            ($1,894,038)
        -------------------------------------------------------------------------------------------------------------------------
        10.    TOTAL RECEIPTS                                       ($52,535)            $ 0          $ 0               ($52,535)
        -------------------------------------------------------------------------------------------------------------------------
        11.    TOTAL CASH AVAILABLE                               $   48,442             $ 0          $ 0             $   48,442
        -------------------------------------------------------------------------------------------------------------------------
        OPERATING DISBURSEMENTS
        -------------------------------------------------------------------------------------------------------------------------
        12.    NET PAYROLL                                        $        0             $ 0          $ 0             $        0
        -------------------------------------------------------------------------------------------------------------------------
        13.    PAYROLL TAXES PAID                                 $        0             $ 0          $ 0             $        0
        -------------------------------------------------------------------------------------------------------------------------
        14.    SALES, USE & OTHER TAXES PAID                      $        0             $ 0          $ 0             $        0
        -------------------------------------------------------------------------------------------------------------------------
        15.    SECURED/RENTAL/LEASES                              $        0             $ 0          $ 0             $        0
        -------------------------------------------------------------------------------------------------------------------------
        16.    UTILITIES                                          $        0             $ 0          $ 0             $        0
        -------------------------------------------------------------------------------------------------------------------------
        17.    INSURANCE                                          $        0             $ 0          $ 0             $        0
        -------------------------------------------------------------------------------------------------------------------------
        18.    INVENTORY PURCHASES                                $        0             $ 0          $ 0             $        0
        -------------------------------------------------------------------------------------------------------------------------
        19.    VEHICLE EXPENSES                                   $        0             $ 0          $ 0             $        0
        -------------------------------------------------------------------------------------------------------------------------
        20.    TRAVEL                                             $        0             $ 0          $ 0             $        0
        -------------------------------------------------------------------------------------------------------------------------
        21.    ENTERTAINMENT                                      $        0             $ 0          $ 0             $        0
        -------------------------------------------------------------------------------------------------------------------------
        22.    REPAIRS & MAINTENANCE                              $        0             $ 0          $ 0             $        0
        -------------------------------------------------------------------------------------------------------------------------
        23.    SUPPLIES                                           $        0             $ 0          $ 0             $        0
        -------------------------------------------------------------------------------------------------------------------------
        24.    ADVERTISING                                        $        0             $ 0          $ 0             $        0
        -------------------------------------------------------------------------------------------------------------------------
        25.    OTHER (ATTACH LIST)                                $        0             $ 0          $ 0             $        0
        -------------------------------------------------------------------------------------------------------------------------
        26.    TOTAL OPERATING DISBURSEMENTS                      $        0             $ 0          $ 0             $        0
        -------------------------------------------------------------------------------------------------------------------------
        REORGANIZATION EXPENSES
        -------------------------------------------------------------------------------------------------------------------------
        27.    PROFESSIONAL FEES                                  $        0             $ 0          $ 0             $        0
        -------------------------------------------------------------------------------------------------------------------------
        28.    U.S. TRUSTEE FEES                                  $        0             $ 0          $ 0             $        0
        -------------------------------------------------------------------------------------------------------------------------
        29.    OTHER (ATTACH LIST)                                $        0             $ 0          $ 0             $        0
        -------------------------------------------------------------------------------------------------------------------------
        30.    TOTAL REORGANIZATION EXPENSES                      $        0             $ 0          $ 0             $        0
        -------------------------------------------------------------------------------------------------------------------------
        31.    TOTAL DISBURSEMENTS                                $        0             $ 0          $ 0             $        0
        -------------------------------------------------------------------------------------------------------------------------
        32.    NET CASH FLOW                                        ($52,535)            $ 0          $ 0               ($52,535)
        -------------------------------------------------------------------------------------------------------------------------
        33.    CASH - END OF MONTH                                $   48,442             $ 0          $ 0             $   48,442
        --------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

        ----------------------------------------
        CASE  NAME:  Kitty Hawk Charters, Inc.                 ACCRUAL BASIS-4
        ----------------------------------------

        ----------------------------------------
        CASE  NUMBER: 400-42143-BJH                    02/13/95, RWD, 2/96
        ----------------------------------------

        -------------------------------------------------------------------------------------------------------------------------
                                                                         SCHEDULE        MONTH           MONTH           MONTH
                                                                                   ----------------------------------------------
        ACCOUNTS  RECEIVABLE  AGING                                       AMOUNT       July 2001
        -------------------------------------------------------------------------------------------------------------------------
        1.      0-30                                                                   $  824,129              $0              $0
        -------------------------------------------------------------------------------------------------------------------------
        2.      31-60                                                                  $  817,298              $0              $0
        -------------------------------------------------------------------------------------------------------------------------
        3.      61-90                                                                  $  135,137              $0              $0
        -------------------------------------------------------------------------------------------------------------------------
        4.      91+                                                                    $1,086,747              $0              $0
        -------------------------------------------------------------------------------------------------------------------------
        5.      TOTAL  ACCOUNTS  RECEIVABLE                                  $0        $2,863,311              $0              $0
        -------------------------------------------------------------------------------------------------------------------------
        6.      AMOUNT  CONSIDERED  UNCOLLECTIBLE                                      $        0              $0              $0
        -------------------------------------------------------------------------------------------------------------------------
        7.      ACCOUNTS  RECEIVABLE  (NET)                                  $0        $2,863,311              $0              $0
        -------------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------

        AGING  OF  POSTPETITION  TAXES  AND  PAYABLES                                   MONTH:        July 2001
                                                                                               ----------------------------------
        -------------------------------------------------------------------------------------------------------------------------
                                                           0-30             31-60          61-90          91+
        TAXES  PAYABLE                                     DAYS             DAYS           DAYS          DAYS             TOTAL
        -------------------------------------------------------------------------------------------------------------------------
        1.      FEDERAL                                ($905,009)         $     0         $    0      $      0        ($905,009)
        -------------------------------------------------------------------------------------------------------------------------
        2.      STATE                                   $ 16,744          $     0         $    0      $      0         $ 16,744
        -------------------------------------------------------------------------------------------------------------------------
        3.      LOCAL                                   $      0          $     0         $    0      $      0         $      0
        -------------------------------------------------------------------------------------------------------------------------
        4.      OTHER (ATTACH LIST)                     $      0          $     0         $    0      $      0         $      0
        -------------------------------------------------------------------------------------------------------------------------
        5.      TOTAL TAXES PAYABLE                    ($888,265)         $     0         $    0      $      0        ($888,265)
        -------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------------
        6.      ACCOUNTS PAYABLE                        $ 43,838          $40,649         $3,345      $281,934         $369,766
        -------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------
        STATUS OF POSTPETITION TAXES                                                    MONTH:        July 2001
                                                                                               ----------------------------------
        -------------------------------------------------------------------------------------------------------------------------
                                                              BEGINNING            AMOUNT                              ENDING
                                                                 TAX            WITHHELD AND/          AMOUNT           TAX
        FEDERAL                                              LIABILITY*          0R ACCRUED             PAID          LIABILITY
        -------------------------------------------------------------------------------------------------------------------------
        1.      WITHHOLDING**                              $        0                $145,676         $145,676          $      0
        -------------------------------------------------------------------------------------------------------------------------
        2.      FICA-EMPLOYEE**                            $        0                $      0         $      0          $      0
        -------------------------------------------------------------------------------------------------------------------------
        3.      FICA-EMPLOYER**                            $        0                $      0         $      0          $      0
        -------------------------------------------------------------------------------------------------------------------------
        4.      UNEMPLOYMENT                               $        0                $      0         $      0          $      0
        -------------------------------------------------------------------------------------------------------------------------
        5.      INCOME                                    ($1,025,020)               $120,011         $      0         ($905,009)
        -------------------------------------------------------------------------------------------------------------------------
        6.      OTHER (ATTACH LIST)                        $        0                $      0         $      0          $      0
        -------------------------------------------------------------------------------------------------------------------------
        7.      TOTAL FEDERAL TAXES                       ($1,025,020)               $265,687         $145,676         ($905,009)
        -------------------------------------------------------------------------------------------------------------------------
        STATE AND LOCAL
        -------------------------------------------------------------------------------------------------------------------------
        8.      WITHHOLDING                                $        0                $      0         $      0          $      0
        -------------------------------------------------------------------------------------------------------------------------
        9.      SALES                                      $      324                $      0         $      0          $    324
        -------------------------------------------------------------------------------------------------------------------------
        10.     EXCISE                                     $   33,100                $ 16,420         $ 33,100          $ 16,420
        -------------------------------------------------------------------------------------------------------------------------
        11.     UNEMPLOYMENT                               $        0                $      0         $      0          $      0
        -------------------------------------------------------------------------------------------------------------------------
        12.     REAL PROPERTY                              $        0                $      0         $      0          $      0
        -------------------------------------------------------------------------------------------------------------------------
        13.     PERSONAL PROPERTY                          $        0                $      0         $      0          $      0
        -------------------------------------------------------------------------------------------------------------------------
        14.     OTHER (ATTACH LIST)                        $        0                $      0         $      0          $      0
        -------------------------------------------------------------------------------------------------------------------------
        15.     TOTAL STATE & LOCAL                        $   33,424                $ 16,420         $ 33,100          $ 16,744
        -------------------------------------------------------------------------------------------------------------------------
        16.     TOTAL TAXES                               ($  991,596)               $282,107         $178,776         ($888,265)
        -------------------------------------------------------------------------------------------------------------------------

        * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
        ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

  -------------------------------------------------
  CASE NAME: Kitty Hawk Charters, Inc.                ACCRUAL BASIS-5
  -------------------------------------------------

  -------------------------------------------------
  CASE NUMBER: 400-42143-BJH                             02/13/95, RWD, 2/96
  -------------------------------------------------

  The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                       MONTH:       July 2001
                                                                              ------------------------------------------------
  -------------------------------------------------
  BANK RECONCILIATIONS
                                                                    Account #1       Account #2     Account #3
  ----------------------------------------------------------------------------------------------------------------------------
  A.          BANK:                                                  Bank One         Sun Trust
  ------------------------------------------------------------------------------------------------------------
  B.          ACCOUNT NUMBER:                                       100128198          5572932                      TOTAL
  ------------------------------------------------------------------------------------------------------------
  C.          PURPOSE (TYPE):                                        Deposit          Operating
  ----------------------------------------------------------------------------------------------------------------------------
  1.      BALANCE PER BANK STATEMENT                                  $     0           $10,253                     $10,253
  ----------------------------------------------------------------------------------------------------------------------------
  2.      ADD: TOTAL DEPOSITS NOT CREDITED                            $     0           $     0                     $     0
  ----------------------------------------------------------------------------------------------------------------------------
  3.      SUBTRACT: OUTSTANDING CHECKS                                $     0           $     0                     $     0
  ----------------------------------------------------------------------------------------------------------------------------
  4.      OTHER RECONCILING ITEMS                                     $22,806           $     0                     $22,806
  ----------------------------------------------------------------------------------------------------------------------------
  5.      MONTH END BALANCE PER BOOKS                                 $22,806           $10,253          $   0      $33,059
  ----------------------------------------------------------------------------------------------------------------------------
  6.      NUMBER OF LAST CHECK WRITTEN                              No checks         No checks
  ----------------------------------------------------------------------------------------------------------------------------

  -------------------------------------------------
  INVESTMENT ACCOUNTS
  ----------------------------------------------------------------------------------------------------------------------------
                                                        DATE OF             TYPE OF           PURCHASE           CURRENT
  BANK, ACCOUNT NAME & NUMBER                           PURCHASE           INSTRUMENT           PRICE             VALUE
  ----------------------------------------------------------------------------------------------------------------------------
  7.      N/A
  ----------------------------------------------------------------------------------------------------------------------------
  8.      N/A
  ----------------------------------------------------------------------------------------------------------------------------
  9.      N/A
  ----------------------------------------------------------------------------------------------------------------------------
  10.     N/A
  ----------------------------------------------------------------------------------------------------------------------------
  11.     TOTAL INVESTMENTS                                                                       $0                $0
  ----------------------------------------------------------------------------------------------------------------------------

  -------------------------------------------------
  CASH
  ----------------------------------------------------------------------------------------------------------------------------
  12.     CURRENCY ON HAND                                                                                     $15,383
  ----------------------------------------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------------------------------------
  13.     TOTAL CASH - END OF MONTH                                                                            $48,442
  ----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

  ----------------------------------------------
  CASE NAME: Kitty Hawk Charters, Inc.            ACCRUAL BASIS-6
  ----------------------------------------------

  ----------------------------------------------
  CASE NUMBER: 400-42143-BJH                          02/13/95, RWD, 2/96
  ----------------------------------------------

                                                   MONTH:      July 2001

  ----------------------------------------------
  PAYMENTS TO INSIDERS AND PROFESSIONALS
  ----------------------------------------------

  OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

  --------------------------------------------------------------------------------
                                             INSIDERS
  --------------------------------------------------------------------------------
                                   TYPE OF             AMOUNT          TOTAL PAID
            NAME                   PAYMENT              PAID            TO DATE
  --------------------------------------------------------------------------------
  1.   Toby Skaar                Salary               $     0            $  4,808
  --------------------------------------------------------------------------------
  2.   Doug Kalitta              Salary               $10,000            $156,000
  --------------------------------------------------------------------------------
  3.   N/A
  --------------------------------------------------------------------------------
  4.   N/A
  --------------------------------------------------------------------------------
  5.   N/A
  --------------------------------------------------------------------------------
  6.   TOTAL PAYMENTS
       TO INSIDERS                                    $10,000            $160,808
  --------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------------------------------
                                                             PROFESSIONALS
  -----------------------------------------------------------------------------------------------------------------------------
                                      DATE OF COURT                                                                 TOTAL
                                    ORDER AUTHORIZING         AMOUNT            AMOUNT         TOTAL PAID         INCURRED
                     NAME                PAYMENT             APPROVED            PAID            TO DATE         & UNPAID *
  -----------------------------------------------------------------------------------------------------------------------------
  1.   N/A
  -----------------------------------------------------------------------------------------------------------------------------
  2.   N/A
  -----------------------------------------------------------------------------------------------------------------------------
  3.   N/A
  -----------------------------------------------------------------------------------------------------------------------------
  4.   N/A
  -----------------------------------------------------------------------------------------------------------------------------
  5.   N/A
  -----------------------------------------------------------------------------------------------------------------------------
  6.   TOTAL PAYMENTS
       TO PROFESSIONALS                                           $0                $0               $0                $0
  -----------------------------------------------------------------------------------------------------------------------------

  *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

  --------------------------------------------------------------------------
  POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
  --------------------------------------------------------------------------

  ---------------------------------------------------------------------------------------------------------------------
                                                               SCHEDULED             AMOUNTS
                                                                MONTHLY               PAID                TOTAL
                                                                PAYMENTS             DURING              UNPAID
                      NAME OF CREDITOR                            DUE                 MONTH           POSTPETITION
  ---------------------------------------------------------------------------------------------------------------------
  1.   GE Capital                                                 $11,579             $11,579                  $0
  ---------------------------------------------------------------------------------------------------------------------
  2.   N/A
  ---------------------------------------------------------------------------------------------------------------------
  3.   N/A
  ---------------------------------------------------------------------------------------------------------------------
  4.   N/A
  ---------------------------------------------------------------------------------------------------------------------
  5.   N/A
  ---------------------------------------------------------------------------------------------------------------------
  6.   TOTAL                                                      $11,579             $11,579                  $0
  ---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report
   -------------------------------------------
   CASE NAME: Kitty Hawk Charters, Inc.            ACCRUAL BASIS-7
   -------------------------------------------

   -------------------------------------------
   CASE NUMBER: 400-42143-BJH                          02/13/95, RWD, 2/96
   -------------------------------------------

                                                    MONTH: July 2001
                                                          ----------------------

        --------------------------------------------------
        QUESTIONNAIRE

        ---------------------------------------------------------------------------------------------------------------------------
                                                                                                     YES                NO
        ---------------------------------------------------------------------------------------------------------------------------
        1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
               THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                                     X
        ---------------------------------------------------------------------------------------------------------------------------
        2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
               OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                               X
        ---------------------------------------------------------------------------------------------------------------------------
        3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
               LOANS) DUE FROM RELATED PARTIES?                                                                         X
        ---------------------------------------------------------------------------------------------------------------------------
        4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
               THIS REPORTING PERIOD?                                                                 X
        ---------------------------------------------------------------------------------------------------------------------------
        5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
               DEBTOR FROM ANY PARTY?                                                                                   X
        ---------------------------------------------------------------------------------------------------------------------------
        6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                             X
        ---------------------------------------------------------------------------------------------------------------------------
        7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
               PAST DUE?                                                                                                X
        ---------------------------------------------------------------------------------------------------------------------------
        8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                         X
        ---------------------------------------------------------------------------------------------------------------------------
        9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                               X
        ---------------------------------------------------------------------------------------------------------------------------
        10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
               DELINQUENT?                                                                                              X
        ---------------------------------------------------------------------------------------------------------------------------
        11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
               REPORTING PERIOD?                                                                                        X
        ---------------------------------------------------------------------------------------------------------------------------
        12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                                          X
        ---------------------------------------------------------------------------------------------------------------------------

        IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A
        DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF
        NECESSARY.
        Item 4 - Payments have been made on the GE Capital Note, secured by one Learjet. July was the final payment
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

        --------------------------------------------------
        INSURANCE
        ----------------------------------------------------------------------------------------------------------------------------
                                                                                                         YES                NO
        ----------------------------------------------------------------------------------------------------------------------------
        1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
               NECESSARY INSURANCE COVERAGES IN EFFECT?                                                   X
        ----------------------------------------------------------------------------------------------------------------------------
        2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                     X
        ----------------------------------------------------------------------------------------------------------------------------
        3.     PLEASE ITEMIZE POLICIES BELOW.
        ----------------------------------------------------------------------------------------------------------------------------

        IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

        ------------------------------------------------------------------------
        ------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------
                                                     INSTALLMENT  PAYMENTS
        ---------------------------------------------------------------------------------------------------------------------------
                    TYPE  OF                                                                                        PAYMENT AMOUNT
                     POLICY                            CARRIER                          PERIOD COVERED                & FREQUENCY
        ---------------------------------------------------------------------------------------------------------------------------
               See Kitty Hawk, Inc. Case #400-42141
        ---------------------------------------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------

================================================================================

    -------------------------------------------
    CASE NAME:  Kitty Hawk Charters, Inc.         FOOTNOTES SUPPLEMENT
    -------------------------------------------

    -------------------------------------------
    CASE NUMBER: 400-42143-BJH                    ACCRUAL BASIS
    -------------------------------------------

                                         MONTH:         July 2001
                                                -------------------------

    -------------------------------------------------------------------------------------------------------------------------------
     ACCRUAL BASIS             LINE
      FORM NUMBER             NUMBER                             FOOTNOTE / EXPLANATION
    -------------------------------------------------------------------------------------------------------------------------------
    -------------------------------------------------------------------------------------------------------------------------------
    -------------------------------------------------------------------------------------------------------------------------------
           6                                      All Professional fees related to the Reorganization of the
    -------------------------------------------------------------------------------------------------------------------------------
                                                   Company are disbursed out of Kitty Hawk, Inc. (Parent
    -------------------------------------------------------------------------------------------------------------------------------
                                                   Company). Refer to Case # 400-42141
    -------------------------------------------------------------------------------------------------------------------------------
    -------------------------------------------------------------------------------------------------------------------------------
           7                                      All insurance plans related to the Company are carried
    -------------------------------------------------------------------------------------------------------------------------------
                                                   at Kitty Hawk, Inc. (Parent Company). Refer to Case #
    -------------------------------------------------------------------------------------------------------------------------------
                                                   400-42141.
    -------------------------------------------------------------------------------------------------------------------------------
    -------------------------------------------------------------------------------------------------------------------------------
    -------------------------------------------------------------------------------------------------------------------------------
           3                     3                The current general ledger system is not able to provide a detail of
    -------------------------------------------------------------------------------------------------------------------------------
                                                   customer cash receipts segregated by prepetion accounts receivable
    -------------------------------------------------------------------------------------------------------------------------------
                                                   and post petition accounts receivable. Therefore, cash receipts
    -------------------------------------------------------------------------------------------------------------------------------
                                                   is provided in total for the month.
    -------------------------------------------------------------------------------------------------------------------------------
    -------------------------------------------------------------------------------------------------------------------------------
    -------------------------------------------------------------------------------------------------------------------------------
    -------------------------------------------------------------------------------------------------------------------------------
           3                     8                All cash received into the Company cash accounts is swept
    -------------------------------------------------------------------------------------------------------------------------------
                                                   each night to Kitty Hawk, Inc. Master Account (see Case
    -------------------------------------------------------------------------------------------------------------------------------
                                                   #400-42141).
    -------------------------------------------------------------------------------------------------------------------------------
    -------------------------------------------------------------------------------------------------------------------------------
           3                    31                All disbursements (either by wire transfer or check), including payroll are
    -------------------------------------------------------------------------------------------------------------------------------
                                                   disbursed out of the Kitty Hawk, Inc. controlled disbursement
    -------------------------------------------------------------------------------------------------------------------------------
                                                   account.
    -------------------------------------------------------------------------------------------------------------------------------
    -------------------------------------------------------------------------------------------------------------------------------
           4                     6                All assessment of uncollectible accounts receivable are done
    -------------------------------------------------------------------------------------------------------------------------------
                                                   at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
    -------------------------------------------------------------------------------------------------------------------------------
                                                   are recorded at Inc. and pushed down to Inc.'s subsidiaries
    -------------------------------------------------------------------------------------------------------------------------------
                                                   as deemed necessary.
    -------------------------------------------------------------------------------------------------------------------------------
    -------------------------------------------------------------------------------------------------------------------------------
           4                     6                Accounts payable on the aging are in the 60 and 90 day categories due to wire
    -------------------------------------------------------------------------------------------------------------------------------
                                                   transfers sent as prepayment on Kitty Hawk Inc. (Case #400-42141) A/P
    -------------------------------------------------------------------------------------------------------------------------------
                                                   aging and invoices on Kitty Hawk Charters Aging. Company is working on
    -------------------------------------------------------------------------------------------------------------------------------
                                                   clearing these items.
    -------------------------------------------------------------------------------------------------------------------------------
    -------------------------------------------------------------------------------------------------------------------------------
    -------------------------------------------------------------------------------------------------------------------------------
    -------------------------------------------------------------------------------------------------------------------------------
           3                    28                All payments are made by Kitty Hawk, Inc. (Case #400-42141)
    -------------------------------------------------------------------------------------------------------------------------------
    -------------------------------------------------------------------------------------------------------------------------------
    -------------------------------------------------------------------------------------------------------------------------------

CASE NAME: Kitty Hawk Charters, Inc.

CASE NUMBER: 400-42143

Details of Other Items

ACCRUAL BASIS-1                                                              July 2001

8. OTHER (ATTACH LIST)                                              $                      50,368,094  Reported
                                                                   ----------------------------------
           Intercompany Receivables                                                        49,711,879
           A/R 401(k) Loan                                                                     (4,436)
           A/R Employees                                                                         (120)
           A/R Clothing Sales                                                                  27,177
           A/R Other                                                                          267,277
           A/R Aging reconciling item                                                         201,028
           A/R Accrued                                                                              -
           A/R Customer Refund                                                                  1,408
           Fuel Inventory                                                                       8,618
           Security Deposit                                                                   155,263
                                                                   ----------------------------------
                                                                                           50,368,094  Detail
                                                                   ----------------------------------
                                                                                                    -  Difference


22. OTHER (ATTACH LIST)                                             $                       1,069,613  Reported
                                                                   ----------------------------------
           Customer Deposits                                                                   37,978
           Accrued charter expenses                                                           350,955
           Accrued Salaries/Wages                                                             156,997
           Accrued 401(k)                                                                      22,447
           A/P Aging reconciling item                                                           5,596
           Misc                                                                                20,897
           Accrued Fuel                                                                       474,743
                                                                   ----------------------------------
                                                                                           1 ,069,613  Detail
                                                                   ----------------------------------
                                                                                                    -  Difference
ACCRUAL BASIS-2
13. OTHER (ATTACH LIST)                                                                      $777,567  Reported
                                                                   ----------------------------------
           Ondemand costs                                                                    (192,013)
           135 Airline charter costs                                                            6,557
           Parts Lease                                                                              -
           Fuel                                                                               282,106
           Wages                                                                              551,190
           Travel expense                                                                      11,437
           Insurance                                                                           18,787
           Rotables/Repair/Consumables                                                         74,568
           Shipping                                                                             3,395
           Charts                                                                                  22
           Pre-emp testing                                                                          -
           Shop materials/equip rental                                                         21,518
           Maintenance allocation                                                                   -
                                                                   ----------------------------------
                                                                                              777,567  Detail
                                                                   ----------------------------------
                                                                                                    -  Difference

ACCRUAL BASIS-2
      21.  OTHER (ATTACH LIST)                                                               (300,055) Reported
                                                                   ----------------------------------
           Gain on sale of asset                                                             (300,000)
           Misc income                                                                            (55)
                                                                   ----------------------------------
                                                                                             (300,055) Detail
                                                                   ----------------------------------
                                                                                                    -  Difference


ACCRUAL BASIS-3
8. OTHER (ATTACH LIST)                                                                     (1,894,038) Reported
                                                                   ----------------------------------
           Credit card charges                                                                 (5,129)
           Sweeps to Kitty Hawk, Inc.                                                       1,888,909) Detail
                                                                   ----------------------------------
                                                                                           (1,894,038) Detail
                                                                   ----------------------------------
                                                                                                    -  Difference